Rule 482 Ad

August 11, 2017

RMR Real Estate Income Fund Announces Terms of Rights Offering

NEWTON, Mass.--(BUSINESS WIRE)--RMR Real Estate Income Fund (NYSE American: RIF) (the “Fund”) today announced that the board of trustees of the Fund (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”).  The Board has determined that it is in the best interests of the Fund and the holders of its Common Shares (the “Common Shareholders”) to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs.  In particular, the Board considered that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to provide a high level of current income.  The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price.
All of the costs of the Offer, including oﬀering expenses and sales load, will be borne by RMR Advisors LLC, the Fund’s investment adviser, and not by the Fund and its Common Shareholders.
The record date for the Offer is August 21, 2017 (the “Record Date”).  The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Common Shareholder who is issued fewer than three Rights will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.
The proposed subscription period will commence on the Record Date and is currently scheduled to expire on September 19, 2017, and the Common Shares would be purchased on the same day unless extended by the Fund (the “Expiration Date”).  Rights may be exercised at any time during the subscription period.  The Rights are transferable and are expected to be admitted for trading on the NYSE American LLC (the “NYSE American”) under the symbol “RIF RT” during the course of the Offer.
The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE American on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”).  If, however, the Formula Price is less than 70% of the Fund’s net asset value per Common Share at the close of trading on the NYSE American on the Expiration Date, the Subscription Price will be 70% of the Fund’s net asset value per Common Share at the close of trading on the NYSE American on the Expiration Date.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.
The Offer will be made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus.  The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date.  To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

THE INFORMATION HEREIN IS NOT COMPLETE AND IS SUBJECT TO CHANGE.  THIS DOCUMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.  THIS DOCUMENT IS NOT AN OFFERING, WHICH CAN ONLY BE MADE BY A PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING.  THE FUND’S PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS WILL CONTAIN THIS AND ADDITIONAL INFORMATION ABOUT THE FUND AND ADDITIONAL INFORMATION ABOUT THE OFFER, AND SHOULD BE READ CAREFULLY BEFORE INVESTING.  FOR FURTHER INFORMATION REGARDING THE OFFER, OR TO OBTAIN A PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, WHEN AVAILABLE, PLEASE CONTACT THE FUND’S INFORMATION AGENT:

AST Fund Solutions
55 Challenger Road, Suite 201
Ridgefield Park, NJ 07660
(877) 478-5039

About RMR Real Estate Income Fund

The Fund is a diversified, closed-end management investment company.  The Fund’s primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies.  Capital appreciation is the Fund's secondary objective. Under normal market conditions, the Fund will invest at least 90% of its managed assets (consisting of the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings) in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by REITs; and no more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

In general, a portion of the distributions paid by the Fund may constitute a return of capital to shareholders, rather than a dividend, to the extent such distributions exceed the Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Fund shares and in the shareholder recognizing more gain or less loss (i.e., will result in an increase of a shareholder’s tax liability) when the shareholder later sells Fund shares. Distributions in excess of a shareholders’ adjusted tax basis in its shares are generally treated as capital gains.  The Fund’s distribution rate will vary based upon the distributions received from underlying investments.  The Fund can make no assurance as to what percentage of the distributions paid on the shares will consist of tax-deferred return of capital.

For information about the Fund, please contact your financial advisor.

View source version on businesswire.com: http://www.businesswire.com/news/home/20170811005202/en/

RMR Funds
Joselyn Fine, 617-796-8253
Investor Relations Analyst
www.rmrfunds.com

Source: RMR Funds

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